Quarterly Financial Supplement ——————————— First Quarter 2024 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and CLO Securities 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 2

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Financial Highlights

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA						
Net earnings (loss) attributable to F&G	$ 115	$ (299)	$ 306	$ 130	$ (195)	$ (58)
Net earnings (loss) attributable to common shareholders	111	(299)	306	130	(195)	(58)
Net earnings (loss) attributable to common shareholders per diluted share [2]	0.88	(2.41)	2.45	1.04	(1.56)	(0.47)
Weighted-average diluted shares outstanding (in millions)	130	124	125	125	125	124
RELATED NON-GAAP MEASURES [1]						
Adjusted net earnings attributable to common shareholders	108	75	120	79	61	335
Adjusted net earnings attributable to common shareholders per diluted share [2]	0.86	0.60	0.96	0.63	0.49	2.68
Adjusted weighted-average diluted shares outstanding (in millions)	130	125	125	125	125	125
Adjusted return on assets attributable to common shareholders [3]	0.87%	0.73%	0.76%	0.62%	0.55%	0.73%
Adjusted return on average common shareholder equity, excluding AOCI	7.4%	6.5%	7.4%	5.0%	6.6%	6.5%
SELECTED CONSOLIDATED BALANCE SHEET DATA						
Total assets	74,434	70,202	63,623	62,587	59,414	70,202
Total liabilities	70,751	67,099	61,251	60,069	56,929	67,099
Total equity	3,683	3,103	2,372	2,518	2,485	3,103
Total equity, excluding AOCI	5,566	5,093	5,412	5,128	5,033	5,093
Common shares outstanding (in millions)	126	126	125	126	126	126
RELATED NON-GAAP MEASURES [1]						
Total F&G equity attributable to common shareholders, excluding AOCI	5,179	5,093	5,412	5,128	5,033	5,093
Book value per common share	26.16	24.63	18.98	19.98	19.72	24.63
Book value per common share, excluding AOCI	41.10	40.42	43.30	40.70	39.94	40.42
Assets under management ("AUM") [3]	49,787	49,103	47,103	46,004	45,311	49,103
Average assets under management ("AAUM") YTD [3]	49,400	46,044	45,357	44,817	44,309	46,044
AUM before flow reinsurance [3]	58,020	55,928	52,577	50,948	49,167	55,928
SALES [1]						
Indexed annuities ("FIA/RILA")	$ 1,437	$ 1,142	$ 1,122	$ 1,224	$ 1,211	$ 4,699
Fixed rate annuities ("MYGA")	1,327	1,753	736	1,064	1,513	5,066
Total annuity	2,764	2,895	1,858	2,288	2,724	9,765
Indexed universal life ("IUL")	42	39	38	42	37	156
Funding agreements ("FABN/FHLB")	105	385	415	200	256	1,256
Pension risk transfer ("PRT")	584	764	470	478	264	1,976
Gross sales	3,495	4,083	2,781	3,008	3,281	13,153
Sales attributable to flow reinsurance to third parties	(1,193)	(1,534)	(513)	(796)	(1,072)	(3,915)
Net sales	$ 2,302	$ 2,549	$ 2,268	$ 2,212	$ 2,209	$ 9,238

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Beginning in 2024, diluted share count reflects the effect of 5 million common shares issuable upon the conversion of the FNF 6.875% Series A Mandatory Convertible Preferred Stock, par value $0.001 par value per share, when their effect was dilutive. For time periods when dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock, as well as the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss).
[3] Prior period amounts have been adjusted to align with the updated AUM and AAUM definitions primarily to exclude minority stakes in owned distribution.

3

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Consolidated Statements of Operations (GAAP)

	Three months ended					Year ended
	March 31, 2024 [1]	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Revenues						
Life insurance premiums and other fees	$ 718	$ 890	$ 582	$ 576	$ 365	$ 2,413
Interest and investment income	616	589	578	525	519	2,211
Owned distribution revenues	23	—	—	—	—	—
Recognized gains and (losses), net	212	133	(309)	67	(15)	(124)
Total revenues	1,569	1,612	851	1,168	869	4,500
Benefits and expenses						
Benefits and other changes in policy reserves	1,161	1,632	292	817	812	3,553
Market risk benefit (gains) losses	(11)	115	(49)	(30)	59	95
Depreciation and amortization	123	110	108	104	90	412
Personnel costs	66	65	58	56	53	232
Other operating expenses	58	39	38	33	36	146
Interest expense	30	26	24	25	22	97
Total benefits and expenses	1,427	1,987	471	1,005	1,072	4,535
Earnings (loss) before income taxes	142	(375)	380	163	(203)	(35)
Income tax expense (benefit)	26	(76)	74	33	(8)	23
Net earnings (loss)	116	(299)	306	130	(195)	(58)
Less: Noncontrolling interests	1	—	—	—	—	—
Net earnings (loss) attributable to F&G	115	(299)	306	130	(195)	(58)
Less: Preferred stock dividend	4	—	—	—	—	—
Net earnings (loss) attributable to F&G common shareholders	$ 111	$ (299)	$ 306	$ 130	$ (195)	$ (58)
Net earnings (loss) attributable to F&G common shareholders per common share						
Basic	$ 0.90	$ (2.41)	$ 2.47	$ 1.04	$ (1.56)	$ (0.47)
Diluted	$ 0.88	$ (2.41)	$ 2.45	$ 1.04	$ (1.56)	$ (0.47)
Weighted average common shares used in computing net earnings (loss) per common share						
Basic	124	124	124	125	125	124
Diluted	130	124	125	125	125	124

[1] Reflects majority stake in owned distribution starting in January 2024.

4

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Adjusted Net Earnings - Management View [1]

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Interest and investment income - fixed income and other	$ 475	$ 453	$ 444	$ 423	$ 408	$ 1,728
Interest and investment income - alternatives (including short term mark-to-market)	112	124	129	89	110	452
Interest and investment income - variable	8	—	—	6	—	6
Adjusted interest and investment income	595	577	573	518	518	2,186
Cost of funds	(362)	(384)	(344)	(319)	(298)	(1,345)
Product margin	233	193	229	199	220	841
Flow reinsurance fee income	15	23	27	5	3	58
Owned distribution margin	13	3	3	3	2	11
Operating expenses	(94)	(95)	(90)	(85)	(81)	(351)
Interest expense	(30)	(26)	(24)	(25)	(22)	(97)
Income tax (expense) benefit	(25)	(23)	(25)	(18)	(61)	(127)
Adjusted net earnings	112	75	120	79	61	335
Less: Preferred stock dividend	4	—	—	—	—	—
Adjusted net earnings attributable to common shareholders	108	75	120	79	61	335
Adjusted net earnings per common share						
Diluted	0.86	0.60	0.96	0.63	0.49	2.68
Weighted average common shares used in computing adjusted net earnings per common share						
Diluted	130	125	125	125	125	125

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section..

5

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Adjusted Net Earnings - Significant Income and Expense Items [1]

Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions).

	Significant Income and Expense Items (Reflected in Adjusted Net Earnings)	Alternatives Long-term Expected Return (Not Reflected in Adjusted Net Earnings)	Weighted Average Diluted Shares Outstanding
Three months ended			
March 31, 2024			
Adjusted net earnings of $108 million for the three months ended March 31, 2024 included $100 million of investment income from alternative investments and $6 million income of CLO redemption gains and bond prepay income. Alternative investments investment income based on management's long-term expected return of approximately 10% was $152 million.	$106	$152	130
December 31, 2023			
Adjusted net earnings of $75 million for the three months ended December 31, 2023 included $110 million of investment income from alternative investments, partially offset by $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management's long-term expected return of approximately 10% was $147 million.	$91	$147	125
September 30, 2023			
Adjusted net earnings of $120 million for the three months ended September 30, 2023 included $114 million of investment income from alternative investments. Alternative investments investment income based on management's long-term expected return of approximately 10% was $142 million.	$114	$142	125
June 30, 2023			
Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management's long-term expected return of approximately 10% was $137 million.	$87	$137	125
March 31, 2023			
Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, offset by $37 million tax valuation allowance. Alternative investments investment income based on management's long-term expected return of approximately 10% was $132 million.	$62	$132	125
Year ended			
December 31, 2023			
Adjusted net earnings of $335 million for the year ended December 31, 2023 included $405 million of investment income from alternative investments and $5 million of bond prepay income, partially offset by $37 million tax valuation allowance, $10 million of one-time fixed asset impairment charge and $9 million actuarial industry assumption updates. Alternative investments investment income based on management's long-term expected return of approximately 10% was $558 million.	$354	$558	125

[1] Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5.

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F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Adjusted Return on Assets [1]

	Annualized year to date				
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Adjusted interest and investment income	$ 2,380	$ 2,186	$ 2,145	$ 2,072	$ 2,072
Cost of funds	(1,448)	(1,345)	(1,281)	(1,234)	(1,192)
Product margin	932	841	864	838	880
Flow reinsurance fee income	60	58	47	16	12
Owned distribution margin	52	11	11	10	8
Expenses (operating, interest and taxes)	(596)	(575)	(575)	(584)	(656)
Adjusted net earnings	$ 448	$ 335	$ 347	$ 280	$ 244
Less: Preferred stock dividend	16	—	—	—	—
Adjusted net earnings attributable to common shareholders (A)	$ 432	$ 335	$ 347	$ 280	$ 244
AAUM YTD [2] (B)	49,400	46,044	45,357	44,817	44,309

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Adjusted interest and investment income	4.82 %	4.75 %	4.73 %	4.62 %	4.67 %
Cost of funds	(2.93)%	(2.92)%	(2.82)%	(2.75)%	(2.69)%
Product margin	1.89 %	1.83 %	1.91 %	1.87 %	1.98 %
Flow reinsurance fee income	0.12 %	0.13 %	0.10 %	0.03 %	0.03 %
Owned distribution margin	0.10 %	0.02 %	0.02 %	0.02 %	0.02 %
Expenses (operating, interest and taxes)	(1.21)%	(1.25)%	(1.27)%	(1.30)%	(1.48)%
Adjusted return on assets	0.90 %	0.73 %	0.76 %	0.62 %	0.55 %
Less: Preferred stock dividend	0.03 %	— %	— %	— %	— %
Adjusted return on assets attributable to common shareholders (A/B)	0.87 %	0.73 %	0.76 %	0.62 %	0.55 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Prior period amounts have been adjusted to align with the updated AUM and AAUM definitions primarily to exclude minority stakes in owned distribution.

7

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Assets Under Management Rollforward and Average Assets Under Management [1]

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
AUM at beginning of period	$ 49,103	$ 47,103	$ 46,004	$ 45,311	$ 43,568	$ 43,568
Net new business asset flows	2,116	3,165	1,710	1,869	2,360	9,104
Net flow reinsurance to third parties	(1,407)	(1,352)	(530)	(1,087)	(992)	(3,961)
Net capital transaction proceeds (disbursements)	(25)	187	(81)	(89)	375	392
AUM at end of period [6]	$ 49,787	$ 49,103	$ 47,103	$ 46,004	$ 45,311	$ 49,103
AAUM YTD [6]	$ 49,400	$ 46,044	$ 45,357	$ 44,817	$ 44,309	$ 46,044
AUM before flow reinsurance	$ 58,020	$ 55,928	$ 52,577	$ 50,948	$ 49,167	$ 55,928

Interest and Investment Income and Yield [1]

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Adjusted interest and investment income [2]	$ 595	$ 577	$ 573	$ 518	$ 518	$ 2,186
AAUM QTD [6]	49,400	48,028	46,463	45,449	44,309	46,044
Yield on AAUM	4.82 %	4.80 %	4.93 %	4.56 %	4.68 %	4.75 %
Less: Alternatives investment income (including short term mark-to-market) [3]	112	124	129	89	110	452
Less: Variable investment income [4]	8	—	—	6	—	6
Fixed income and other net investment income [2 5]	$ 475	$ 453	$ 444	$ 423	$ 408	$ 1,728
AAUM QTD, excluding alternative investments [6]	41,670	40,634	39,356	38,671	37,727	39,081
Yield on AAUM, excluding alternative investments and variable investment income	4.56 %	4.46 %	4.51 %	4.38 %	4.33 %	4.42 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Reflects interest and investment income on an adjusted net earnings basis.
[3] Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities.
[4] Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
[5] Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments.
[6] Prior period amounts have been adjusted to align with the updated AUM and AAUM definitions primarily to exclude minority stakes in owned distribution.

8

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Consolidated Balance Sheets (GAAP)

Assets	March 31, 2024 [1]	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Investments					
Fixed maturity securities available for sale, at fair value, (amortized cost of $45,792), net of allowance for credit losses of $33 at March 31, 2024	$ 42,631	$ 40,419	$ 36,871	$ 36,182	$ 34,197
Preferred securities, at fair value	381	469	605	647	691
Equity securities, at fair value	138	137	116	109	106
Derivative investments	1,024	797	420	648	432
Mortgage loans, net of allowance for credit losses of $67 at March 31, 2024	5,440	5,336	5,174	5,076	4,984
Investments in unconsolidated affiliates (certain investments at fair value of $343 at March 31, 2024)	3,367	3,071	2,920	2,803	2,669
Other long-term investments	634	608	594	566	565
Short-term investments	263	1,452	168	347	776
Total investments	$ 53,878	$ 52,289	$ 46,868	$ 46,378	$ 44,420
Cash and cash equivalents	2,372	1,563	1,742	1,688	1,584
Reinsurance recoverable, net of allowance for credit losses of $21 at March 31, 2024	10,112	8,960	7,462	7,076	6,361
Goodwill	2,017	1,749	1,749	1,749	1,749
Prepaid expenses and other assets	980	931	1,076	1,168	948
Other intangible assets, net	4,612	4,207	4,005	3,851	3,677
Market risk benefits asset	95	88	118	118	106
Income taxes receivable	23	27	27	13	25
Deferred tax asset, net	345	388	576	546	544
Total assets	$ 74,434	$ 70,202	$ 63,623	$ 62,587	$ 59,414
Liabilities and Equity					
Contractholder funds	$ 50,875	$ 48,798	$ 46,011	$ 45,070	$ 43,379
Future policy benefits	7,441	7,050	5,823	5,715	5,371
Market risk benefits liability	425	403	278	313	324
Accounts payable and accrued liabilities	2,237	2,011	1,452	1,719	1,453
Notes payable	1,748	1,754	1,569	1,571	1,572
Funds withheld for reinsurance liabilities	8,025	7,083	6,118	5,681	4,830
Total liabilities	$ 70,751	$ 67,099	$ 61,251	$ 60,069	$ 56,929
Equity					
Preferred stock $0.001 par value; authorized 25,000,000 shares as of March 31, 2024; outstanding and issued shares of 5,000,000 as of March 31, 2024	—	—	—	—	—
Common stock $0.001 par value; authorized 500,000,000 shares as of March 31, 2024; outstanding and issued shares of 126,149,030 and 127,177,857 as of March 31, 2024, respectively	—	—	—	—	—
Additional paid-in-capital	3,442	3,185	3,178	3,173	3,167
Retained earnings	2,011	1,926	2,252	1,971	1,866
Accumulated other comprehensive income (loss) ("AOCI")	(1,883)	(1,990)	(3,040)	(2,610)	(2,548)
Treasury stock, at cost (1,028,827 shares as of March 31, 2024)	(24)	(18)	(18)	(16)	—
Total F&G Annuities & Life, Inc. shareholders' equity	$ 3,546	$ 3,103	$ 2,372	$ 2,518	$ 2,485
Noncontrolling interests	137	—	—	—	—
Total equity	$ 3,683	$ 3,103	$ 2,372	$ 2,518	$ 2,485
Total liabilities and equity	$ 74,434	$ 70,202	$ 63,623	$ 62,587	$ 59,414

[1] Reflects majority stake in owned distribution starting in January 2024.

9

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Capitalization [1]

	Three months ended				
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Notes payable	$ 1,748	$ 1,754	$ 1,569	$ 1,571	$ 1,572
Net issuance costs (premium)	12	6	(4)	(6)	(7)
Notes payable (aggregate principal amount) (A)	$ 1,760	$ 1,760	$ 1,565	$ 1,565	$ 1,565
Total equity	3,683	3,103	2,372	2,518	2,485
Less: AOCI	(1,883)	(1,990)	(3,040)	(2,610)	(2,548)
Total equity, excluding AOCI	$ 5,566	$ 5,093	$ 5,412	$ 5,128	$ 5,033
Total Capitalization, excluding AOCI (B)	$ 7,326	$ 6,853	$ 6,977	$ 6,693	$ 6,598
Debt-to-Capitalization, excluding AOCI (A/B)	24.0 %	25.7 %	22.4 %	23.4 %	23.7 %

Return on Equity Attributable to Common Shareholders [1]

	Twelve months ended				
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net earnings (loss) attributable to common shareholders - rolling four quarters (C)	$ 248	$ (58)	$ 65	$ (54)	$ 201
Adjusted net earnings attributable to common shareholders - rolling four quarters (D)	382	335	390	258	334
Average F&G equity attributable to common shareholders - 5 point average (E)	2,755	2,577	2,435	2,579	2,830
Less: Average AOCI - 5 point average	(2,414)	(2,601)	(2,808)	(2,628)	(2,240)
Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F)	$ 5,169	$ 5,178	$ 5,243	$ 5,207	$ 5,070
Return on average common shareholder equity (C/E)	9.0 %	(2.3)%	2.7 %	(2.1)%	7.1 %
Adjusted return on average common shareholder equity, excluding AOCI (D/F)	7.4 %	6.5 %	7.4 %	5.0 %	6.6 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

10

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Summary of Invested Assets by Asset Class

	March 31, 2024			December 31, 2023		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale						
United States Government full faith and credit	$ 276	$ 276	— %	$ 258	$ 261	1 %
United States Government sponsored entities	36	33	— %	34	31	— %
United States municipalities, states and territories	1,724	1,504	3 %	1,776	1,567	3 %
Foreign Governments	267	224	— %	263	226	— %
Corporate securities:						
Finance, insurance and real estate	8,241	7,571	14 %	7,526	6,895	13 %
Manufacturing, construction and mining	1,266	1,119	2 %	1,077	947	2 %
Utilities, energy and related sectors	2,933	2,456	5 %	2,825	2,374	5 %
Wholesale/retail trade	2,921	2,512	5 %	2,799	2,433	5 %
Services, media and other	4,725	4,011	8 %	4,553	3,930	8 %
Hybrid securities	667	633	1 %	668	618	1 %
Non-agency residential mortgage-backed securities	2,509	2,426	5 %	2,467	2,393	5 %
Commercial mortgage-backed securities	4,980	4,758	9 %	4,732	4,410	9 %
Asset-backed securities	9,734	9,491	18 %	9,273	8,929	17 %
Collateral loan obligations ("CLO")	5,513	5,617	10 %	5,350	5,405	10 %
Total fixed maturity securities, available for sale	$ 45,792	$ 42,631	80 %	$ 43,601	$ 40,419	79 %
Equity securities	585	519	1 %	682	606	1 %
Limited partnerships:						
Private equity	1,389	1,389	3 %	1,277	1,277	2 %
Real assets	477	473	1 %	465	463	1 %
Credit	1,156	1,156	2 %	1,039	1,039	2 %
Limited partnerships	3,022	3,018	6 %	2,781	2,779	5 %
Commercial mortgage loans	2,550	2,229	4 %	2,538	2,253	4 %
Residential mortgage loans	2,890	2,590	5 %	2,798	2,545	5 %
Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments)	1,661	2,008	4 %	1,621	1,697	3 %
Short term investments	263	263	— %	1,452	1,452	3 %
Total investments [1]	$ 56,763	$ 53,258	100 %	$ 55,473	$ 51,751	100 %

[1] Asset duration of 5.2 years and 5.2 years vs. liability duration of 5.4 years and 4.7 years for the periods ending March 31, 2024 and December 31, 2023, respectively.

11

Credit Quality of Fixed Maturity Securities March 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 27,470 64 % BBB 2 13,196 31 % BB 3 1,552 4 % B 4 221 1 % CCC 5 82 — % CC and lower 6 110 — % Total $ 42,631 100 % Credit Quality of Asset-Backed Securities March 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,444 78 % BBB 2 1,495 16 % BB 3 441 5 % B 4 61 1 % CCC 5 8 — % CC and lower 6 42 — % Total $ 9,491 100 % Credit Quality of CLO Securities March 31, 2024 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 3,433 61 % BBB 2 1,649 29 % BB 3 476 9 % B 4 18 — % CCC 5 — — % CC and lower 6 41 1 % Total $ 5,617 100 % F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 12

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

GAAP Net Reserve Summary

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	Year ended December 31, 2023
Indexed annuities	$ 28,741	$ 27,792	$ 26,642	$ 26,501	$ 25,749	$ 27,792
Fixed rate annuities	5,876	5,924	6,028	6,053	5,955	5,924
Single premium immediate annuity and other	1,650	1,699	1,598	1,694	1,768	1,699
Indexed universal and other life	2,542	2,521	2,253	2,139	2,027	2,521
Funding agreements	5,150	5,152	4,969	4,756	4,751	5,152
Pension risk transfer	4,670	4,203	3,160	2,879	2,463	4,203
Total product reserves	$ 48,629	$ 47,291	$ 44,650	$ 44,022	$ 42,713	$ 47,291

Annuity Account Balance Rollforward [1]

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Annuity balances at beginning of period:	$ 32,967	$ 32,541	$ 32,003	$ 31,312	$ 30,403	$ 30,403
Net deposits	1,522	1,393	1,353	1,499	1,638	5,883
Surrenders, withdrawals, deaths, etc.						
Indexed annuities	(804)	(769)	(639)	(606)	(501)	(2,515)
Fixed rate annuities	(305)	(334)	(289)	(274)	(271)	(1,168)
Total surrenders, withdrawals, deaths, etc.	(1,109)	(1,103)	(928)	(880)	(772)	(3,683)
Net flows	413	290	425	619	866	2,200
Premium and interest bonuses	22	24	20	22	21	87
Fixed interest credited and index credits	189	163	136	96	64	459
Guaranteed product rider fees	(46)	(51)	(43)	(46)	(42)	(182)
Account balance at end of period	$ 33,545	$ 32,967	$ 32,541	$ 32,003	$ 31,312	$ 32,967

[1] The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance.

13

Annuity Liability Characteristics Fixed Rate Annuities Account Value Indexed Annuities Account Value Surrender Charge Percentages: March 31, 2024 No surrender charge $ 332 $ 2,237 0.0% < 2.0% 10 493 2.0% < 4.0% 45 1,334 4.0% < 6.0% 860 2,871 6.0% < 8.0% 1,547 4,918 8.0% < 10.0% 2,888 9,868 10.0% or greater — 6,142 $ 5,682 $ 27,863 Fixed Rate Annuities Account Value Indexed Annuities Account Value Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: March 31, 2024 No differential $ 447 $ 1,313 0.0% - 1.0% 324 960 1.0% - 2.0% 1,342 340 2.0% - 3.0% 1,502 414 3.0% - 4.0% 877 520 4.0% - 5.0% 991 26 5.0% - 6.0% 199 — Allocated to index strategies — 24,290 $ 5,682 $ 27,863 Top 5 Reinsurers March 31, 2024 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 6,489 A- — — — Somerset Reinsurance Ltd 1,250 A- BBB+ — — Wilton Re 1,085 A+ — A — Everlake 791 A+ — — — Canada Life Reinsurance Co. 81 A+ — — — ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB BBB- BBB Not Rated Outlook Stable Stable Stable Senior Unsecured Notes (2025 maturity) ¹ BBB BBB BBB Baa2 Outlook Stable Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable ¹ Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 15

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Shareholder Information
NYSE: FG

Common Stock Information	High	Low	Close
2023			
First Quarter	$ 24.41	$ 15.56	$ 18.12
Second Quarter	24.78	14.93	24.78
Third Quarter	30.76	23.06	28.06
Fourth Quarter	48.14	26.12	46.00
2024			
First Quarter	47.54	35.99	40.55

History of Quarterly Cash Dividend to Common Shareholders	Ex-Dividend Date	Record Date	Payable Date	Amount per Share
2023				
First Quarter	1/13/2023	1/17/2023	1/31/2023	$ 0.20
Second Quarter	6/15/2023	6/16/2023	6/30/2023	$ 0.20
Third Quarter	9/14/2023	9/15/2023	9/29/2023	$ 0.20
Fourth Quarter	12/14/2023	12/15/2023	12/29/2023	$ 0.21
2024				
First Quarter	3/14/2024	3/15/2024	3/29/2024	$ 0.21

Corporate Headquarters
F&G Annuities & Life, Inc.
801 Grand Avenue
Suite 2600
Des Moines, IA 50309

Investor Contact
Lisa Foxworthy-Parker
SVP, Investor and External Relations
Investor.relations@fglife.com
(515) 330-3307

Transfer Agent
Continental Stock Transfer and Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000
http://www.continentalstock.com

Research Analyst Coverage
Wes Carmichael
Autonomous Research
(646) 561-6250
wcarmichael@autonomous.com

John Barnidge
Piper Sandler Companies
(312) 281-3412
John.Barnidge@psc.com

John Campbell
Stephens, Inc.
(501) 377-6362
john.campbell@stephens.com

16

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Non-GAAP Reconciliations

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders [1]						
Net earnings (loss) attributable to common shareholders	$ 111	$ (299)	$ 306	$ 130	$ (195)	$ (58)
Non-GAAP adjustments						
Recognized (gains) and losses, net						
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	(48)	9	14	27	48	98
Change in allowance for expected credit losses	1	15	5	20	8	48
Change in fair value of reinsurance related embedded derivatives	18	162	(36)	(17)	19	128
Change in fair value of other derivatives and embedded derivatives	61	(72)	13	—	(1)	(60)
Recognized (gains) losses, net	32	114	(4)	30	74	214
Market related liability adjustments	(55)	353	(237)	(102)	244	258
Purchase price amortization	22	6	5	6	5	22
Transaction costs and other non-recurring items	—	—	1	—	2	3
Noncontrolling interest	(3)	—	—	—	—	—
Income taxes adjustment	1	(99)	49	15	(69)	(104)
Adjusted net earnings attributable to common shareholders [1]	$ 108	$ 75	$ 120	$ 79	$ 61	$ 335

[1] Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6.

17

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Reconciliation of interest and investment income to adjusted interest and investment income						
US GAAP interest and investment income	$ 616	$ 589	$ 578	$ 525	$ 519	$ 2,211
Adjustments						
Recognized (gains) losses, net	(17)	(9)	(2)	(4)	—	(15)
Transaction costs and other non-recurring items	—	—	—	—	1	1
Reclass of dividend income to owned distribution margin	(4)	(3)	(3)	(3)	(2)	(11)
Total adjustments to arrive at adjusted interest and investment income	(21)	(12)	(5)	(7)	(1)	(25)
Adjusted interest and investment income	$ 595	$ 577	$ 573	$ 518	$ 518	$ 2,186
Reconciliation of benefits and expenses to cost of funds						
US GAAP life insurance premiums and other fees	718	890	582	576	365	2,413
US GAAP recognized gains and (losses), net	212	133	(309)	67	(15)	(124)
US GAAP benefits and other changes in policy reserves	(1,161)	(1,632)	(292)	(817)	(812)	(3,553)
US GAAP market risk benefit gains (losses)	11	(115)	49	30	(59)	(95)
US GAAP depreciation and amortization	(123)	(110)	(108)	(104)	(90)	(412)
US GAAP line items subtotal	$ (343)	$ (834)	$ (78)	$ (248)	$ (611)	$ (1,771)
Adjustments						
Recognized (gains) losses, net	45	120	(3)	30	74	221
Market related liability adjustments	(55)	353	(237)	(102)	244	258
Purchase price amortization	13	6	5	6	5	22
Reclass of acquisition expenses from operating expenses	(7)	(6)	(4)	—	(7)	(17)
Reclass of fee income to flow reinsurance margin	(15)	(23)	(27)	(5)	(3)	(58)
Total adjustments to arrive at cost of funds	(19)	450	(266)	(71)	313	426
Cost of funds	$ (362)	$ (384)	$ (344)	$ (319)	$ (298)	$ (1,345)

18

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Composition of flow reinsurance margin						
Reclass of fee income from cost of funds	15	23	27	5	3	58
Flow reinsurance margin	$ 15	$ 23	$ 27	$ 5	$ 3	$ 58
Reconciliation of owned distribution revenues to owned distribution margin						
US GAAP owned distribution revenues	$ 23	$ —	$ —	$ —	$ —	$ —
US GAAP non-controlling interest	(1)	—	—	—	—	—
US GAAP line items subtotal	22	—	—	—	—	—
Adjustments						
Noncontrolling interest	(3)	—	—	—	—	—
Reclass of owned distribution dividend income from interest and investment income	4	3	3	3	2	11
Reclass of owned distribution expenses from operating expenses	(10)	—	—	—	—	—
Total adjustments to arrive at owned distribution margin	(9)	3	3	3	2	11
Owned distribution margin	$ 13	$ 3	$ 3	$ 3	$ 2	$ 11
Reconciliation of operating expenses						
US GAAP personnel costs	$ (66)	$ (65)	$ (58)	$ (56)	$ (53)	$ (232)
US GAAP other operating expenses	(58)	(39)	(38)	(33)	(36)	(146)
US GAAP line items subtotal	(124)	(104)	(96)	(89)	(89)	(378)
Adjustments						
Recognized (gains) losses, net	4	3	1	4	—	8
Purchase price amortization	9	—	—	—	—	—
Transaction costs and other non-recurring items	—	—	1	—	1	2
Reclass of acquisition expenses to cost of funds	7	6	4	—	7	17
Reclass of expenses to owned distribution margin	10	—	—	—	—	—
Total adjustments to arrive at operating expenses	30	9	6	4	8	27
Operating expenses	$ (94)	$ (95)	$ (90)	$ (85)	$ (81)	$ (351)

19

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2024

Non-GAAP Reconciliations (continued)

	Three months ended					Year ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2023
Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit						
US GAAP income tax (expense) benefit	$ (26)	$ 76	$ (74)	$ (33)	$ 8	$ (23)
Adjustments						
Income taxes on non-GAAP adjustments	1	(99)	49	15	(69)	(104)
Total adjustments to arrive at adjusted income tax (expense) benefit	1	(99)	49	15	(69)	(104)
Adjusted income tax (expense) benefit	$ (25)	$ (23)	$ (25)	$ (18)	$ (61)	$ (127)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	Year ended December 31, 2023
Reconciliation of total investments to AUM						
US GAAP total investments	$ 53,878	$ 52,289	$ 46,868	$ 46,378	$ 44,420	$ 52,289
US GAAP cash and cash equivalents	2,372	1,563	1,742	1,688	1,584	1,563
Less: US GAAP derivative investments	1,024	797	420	648	432	797
US GAAP line items subtotal	55,226	53,055	48,190	47,418	45,572	53,055
Adjustments						
Reinsurance assets ceded adjustment	(7,993)	(6,879)	(6,051)	(5,535)	(4,470)	(6,879)
Unrealized (gains)/losses and allowances adjustment	3,182	3,227	5,095	4,297	4,156	3,227
Owned distribution investments adjustment	(365)	(291)	(280)	(205)	(110)	(291)
Reclass from prepaid expenses and other assets [1]	677	604	601	728	537	604
Reclass from accounts payable and accrued liabilities [2]	(940)	(613)	(452)	(699)	(374)	(613)
Total adjustments to arrive at AUM	(5,439)	(3,952)	(1,087)	(1,414)	(261)	(3,952)
AUM [3]	$ 49,787	$ 49,103	$ 47,103	$ 46,004	$ 45,311	$ 49,103
Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI						
Total F&G Annuities & Life, Inc. shareholders' equity	$ 3,546	$ 3,103	$ 2,372	$ 2,518	$ 2,485	$ 3,103
Less: Preferred stock	250	—	—	—	—	—
Total F&G equity attributable to common shareholders	3,296	3,103	2,372	2,518	2,485	3,103
Less: AOCI	(1,883)	(1,990)	(3,040)	(2,610)	(2,548)	(1,990)
Total F&G equity attributable to common shareholders, excluding AOCI	$ 5,179	$ 5,093	$ 5,412	$ 5,128	$ 5,033	$ 5,093

[1] Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets
[2] Includes derivative collateral and payable for purchase of investments
[3] Prior period amounts have been adjusted to align with the updated AUM and AAUM definitions primarily to exclude minority stakes in owned distribution.

20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 21

Non-GAAP Measures Definitions (continued) Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM, but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 22

Non-GAAP Measures Definitions (continued) Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2024 23